EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$128,623,641
Monthly Profit (Loss):	$(11,243,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	June 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 111,184

Cost of sales	100,779
Gross profit	10,405

Selling and administrative expenses
Selling expense	3,894
Warehousing and shipping	5,784
Advertising	410
Division administrative expense	942
MIS expense	1,508
Corporate administrative expense	1,291
Total selling and administrative expense	13,829

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3,424)

Interest expense
Interest expense - outside	5,815
Capitalized interest expense	-
Interest expense - intercompany	231
Interest income	2
Interest income - intercompany	-
Net interest expense	6,044

Other expense
Miscellaneous	1,195
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	4,895

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	11
Total other income	11
Net other expense	4,884

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(14,352)

Chapter 11 reorganization expenses	2,181

Income taxes (benefit)	(5,290)

Income (loss) before extraordinary item	(11,243)

Extraordinary item - net of taxes	-

Net income (loss)	$ (11,243)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,133	Senior Credit Facility	$ 440,736
Short-term investments	-	DIP Credit Agreement	145,637
Accounts receivable, net	220,889	Second Lien Facility	165,000
Total inventories	394,187	Accrued interest payable	4,220
Prepaid & other current assets	22,906	Accounts payable - trade	51,377
Total current assets	640,115	Accounts payable - intercompany	145,448
		Other payables and accrued liabilities	108,032
		Deferred income taxes	38,423
		Pension and other liabilities	140,106
Total investments & other assets	125,382	Total liabilities not subject to compromise	1,238,979

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	580,999	Deferred financing fees	(6,115)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,152
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,849
		Total liabilities subject to compromise	1,084,254

		Total Liabilities	2,323,233

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	30,223
		Retained earnings (deficit)	(771,371)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(10,622)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(976,737)
TOTAL ASSETS	$ 1,346,496	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,346,496

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (11,243)
Equity adjustments	1,181
Depreciation and amortization expense	4,995
Working Capital Changes
Decrease / (increase) -- accounts receivable	(11,215)
Decrease / (increase) -- inventories	5,581
Decrease / (increase) -- other current assets	1,391
Decrease / (increase) -- other noncurrent assets and liabilities	1,611
Increase (decrease) -- accounts payable (trade)	(9,524)
Increase (decrease) -- accounts payable (intercompany)	2,572
Increase (decrease) -- accrued liabilities	(2,896)
Increase (decrease) -- accrued interest payable	3,412
Increase (decrease) -- pension and other liabilities	1,493
Increase (decrease) -- deferred federal income tax	(3,019)
Total Cash Flows from Operations	$ (15,661)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,286)
Transfers	(66)
Net proceeds from sale of assets	5
Total Cash Flows from Investing	$ (1,347)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	12,000
Total Cash Flows from Financing	$ 12,000

Beginning Cash Balance	7,141
Change in Cash	(5,008)
Ending Cash Balance	$ 2,133

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$26,752,274
Federal
Payroll taxes withheld	4,427,810	1,170,288	05/06/04
		783,758	05/13/04
		1,021,048	05/14/04
Employer payroll tax contributions incurred	1,930,309	1,115,693	05/20/04
		1,186,634	05/27/04
		1,053,750	05/28/04
Total Federal Taxes (1)	$6,358,119	$6,331,171
State and Local
Payroll taxes withheld
Alabama SIT	$355,758	$401,304	05/14/04
Arkansas SIT	952	874	05/12/04
California SIT	1,922	3,038	05/19/04
Georgia SIT	86,377	106,733	05/26/04
Illinois SIT	460	695	05/19/04
Indiana SIT	9,780	12,046	05/14/04
Louisiana SIT	911	2,268	05/19/04
Maine SIT	29,754	30,599	05/26/04
Minnesota SIT	1,386	1,514	05/19/04
Missouri SIT	404	400	05/12/04
New York SIT	62,639	97,532	05/19/04
North Carolina SIT	292,821	309,622	05/26/04
Pennsylvania SIT	183	186	05/12/04
Rhode Island SIT	144	155	05/12/04
South Carolina SIT	179,015	179,015	05/26/04
Virginia SIT	29,801	30,906	05/26/04
Delaware Co IN	282	-
Hamilton Co IN	39	-
Henry Co IN	815	-
Johnson Co IN	50	-
Madison Co IN	1,250	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	68	-
Yonkers NY	10	15	05/19/04
New York City	19,860	24,168	05/19/04
Opelika AL	4,644	-

Total Payroll taxes	$1,079,460	$1,201,070

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	$43,052
Florida SUTA	14,807
Georgia SUTA	6,444
Indiana SUTA	4,574
Louisiana SUTA	780
Maine SUTA	6,479
Minnesota SUTA	20
Nevada SUTA	4,251
New York SUTA	640
North Carolina SUTA	206,783
South Carolina SUTA	27,542
Texas SUTA	60
Virginia SUTA	7,271
Washington SUTA	123

Total Employer payroll tax contributions	$322,826

Gross taxable amount for sales and use	$6,253,688
Sales & Use taxes collected
Abbeville, Alabama	$4,454	$4,454	05/20/04
Alabama City/County (Greenville, Butler & Chambers County)	18,485	18,485	05/20/04
Alabama Regulation A	12,712	12,712	05/20/04
Alabama Sales	3,445	3,445	05/20/04
Alabama Use	67,171	67,171	05/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	12,762	12,762	05/20/04
Florida	10,117	10,117	05/20/04
Georgia	29,316	29,316	05/20/04
Indiana (Daleville)	23	23	05/27/04
Indiana (Middletown)	2,591	2,591	05/20/04
Louisiana	211	211	05/20/04
New York	30,972	30,972	05/20/04
North Carolina	22,909	22,909	05/10/04
North Carolina	20,796	20,796	05/25/04
Red River Parish, Louisiana	261	261	05/20/04
South Carolina	26,018	26,018	05/20/04
Virginia Sales & Use taxes paid	1,208	1,208	05/20/04

Total Sales & Use taxes paid	$263,451	$263,451
Property taxes	-	1,828
Other taxes	-	77,790

Total State and Local (1)	$1,665,737	$1,544,139

Total Taxes	$8,023,856	$7,875,310

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,399,738
Monthly Profit (Loss):	$3,170,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 2,779

Cost of sales	1,581
Gross profit	1,198

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	194
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	366

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	832

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	306
Net interest expense	(306)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,932
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,932
Net other expense	(3,742)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	4,880

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,710

Income (loss) before extraordinary item	3,170

Extraordinary item - net of taxes	-

Net income (loss)	$ 3,170

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2004 to May 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 63	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	12,745	Accounts payable - trade	757
Prepaid & other current assets	-	Accounts payable - intercompany	5,320
Total current assets	12,808	Other payables and accrued liabilities	9,383
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	15,460

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,707	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	16,856

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	62,151
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	132,711
TOTAL ASSETS	$ 149,567	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 149,567

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$3,170
Non-cash items
Depreciation and amortization expense	110
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	(2,176)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(3)
Increase (decrease) -- accounts payable (intercompany)	(3,830)
Increase (decrease) -- accrued liabilities	2,694
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(35)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(23)
Transfers	(98)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(121)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$219
Change in Cash	(156)
Ending Cash Balance	$63

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$-	$-
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$-	$-

Gross taxable sales	77,769	-
Sales & Use taxes collected
Maine	3,888	3,888	05/13/04
Property taxes
Other taxes
Total State and Local (1)	3,888	3,888
Total Taxes	$3,888	$3,888

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2004 to May 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,564
Monthly Profit (Loss):	$169,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	59
Net interest expense	(59)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	201
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	201
Net other expense	(201)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	260

Chapter 11 reorganization expenses	-

Income taxes (benefit)	91

Income (loss) before extraordinary item	169

Extraordinary item - net of taxes	-

Net income (loss)	$169

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2004 to May 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 35	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,991	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,026	Other payables and accrued liabilities	273
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	273

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	273

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,751
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,753
TOTAL ASSETS	$ 16,026	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 16,026

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$169
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(250)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	91
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$10

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	25
Change in Cash	10
Ending Cash Balance	$35

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$-	$-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	-	-

Total Taxes	$-	$-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,504,717
Monthly Profit (Loss):	$(372,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	June 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$6,510

Cost of sales	3,998
Gross profit	2,512

Selling and administrative expenses
Selling expense	1,999
Warehousing and shipping	181
Advertising	312
Division administrative expense	298
MIS expense	55
Corporate administrative expense	83
Total selling and administrative expense	2,928

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(416)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	155
Interest income	-
Interest income - intercompany	-
Net interest expense	155

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(571)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(199)

Income (loss) before extraordinary item	(372)

Extraordinary item - net of taxes	-

Net income (loss)	$(372)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,468	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	180	Long-term debt classified as current	-
Accounts receivable - intercompany	2,869	Accrued interest payable	-
Total inventories	21,566	Accounts payable - trade	442
Prepaid & other current assets	872	Accounts payable - intercompany	-
Total current assets	26,955	Other payables and accrued liabilities	3,536
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	3,978

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,762	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	5,651

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	8,110
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	24,066
TOTAL ASSETS	$ 29,717	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 29,717

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(372)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	55
Gain on sale of assets
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	70
Decrease / (increase) -- accounts receivable (intercompany)	(392)
Decrease / (increase) -- inventories	153
Decrease / (increase) -- other current assets	(133)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(92)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	442
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(269)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(18)
Transfers	164
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$146

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,591
Change in Cash	(123)
Ending Cash Balance	$1,468

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$870,410
Federal
Payroll taxes withheld	144,808	90,948	05/05/04
		21,145	05/12/04
		85,253	05/19/04
Employer payroll tax contributions incurred	66,489	21,148	05/26/04

Total Federal Taxes (1)	$211,297	$218,494
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,153	$3,359	05/14/04
California SIT	639	1,120	05/12/04
Connecticut	408	335	05/26/04
Georgia SIT	11,361	12,965	05/26/04
Massachusetts SIT	746	802	05/06/04
Minnesota SIT	738	745	05/26/04
Michigan SIT	1,257	1,179	05/12/04
New Jersey SIT	269	-
New York SIT	1,130	1,231	05/05/04
North Carolina SIT	1,913	1,914	05/26/04
Oregon SIT	890	869	05/26/04
Pennsylvania SIT	559	545	05/19/04
South Carolina SIT	1,503	1,503	05/26/04
Utah SIT	744	788	05/12/04
Virginia SIT	883	720	05/19/04
Lancaster PA	140	-

Total Payroll taxes	26,333	28,075
Amount of employer payroll tax contributions incurred
Alabama SUTA	$416
California SUTA	878
Connecticut SUTA	924
Florida SUTA	1,040
Georgia SUTA	1,539
Massachusetts SUTA	168
Minnesota SUTA	98
Michigan SUTA	682
New Jersey SUTA	411
New York SUTA	978
North Carolina SUTA	177
Oregon SUTA	276
Pennsylvania SUTA	162
South Carolina SUTA	245
Tennessee SUTA	167
Texas SUTA	422
Utah SUTA	61
Virginia SUTA	270

Total Employer payroll tax contributions	$8,914

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2004 to May 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$7,425,184
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$6,620	$6,620	05/20/04
Alabama Sales	35,161	35,161	05/20/04
Alabama Use	19	19	05/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	10,220	10,220	05/20/04
Baldwin County Alabama	8,902	8,902	05/20/04
California	31,904	31,904	05/24/04
Connecticut	8,778	8,778	05/28/04
Florida	66,877	66,877	05/20/04
Georgia	71,936	71,936	05/20/04
Massachusetts	8,896	8,896	05/20/04
Michigan	19,023	19,023	05/15/04
Minnesota	10,394	10,394	05/20/04
New Jersey	11,603	11,603	05/20/04
New York	31,322	31,322	05/25/04
North Carolina	12,006	12,006	05/10/04
North Carolina	10,552	10,552	05/25/04
Pennsylvania	9,294	9,294	05/20/04
South Carolina	14,554	14,554	05/20/04
Tennessee (P.Forge, Interstate Sales)	25,648	25,648	05/20/04
Texas	61,662	61,662	05/20/04
Utah	11,001	11,001	05/28/04
Virginia Interstate Sales	127	127	05/15/04
Virginia Williamsburg	18,496	18,496	05/20/04

Total Sales & Use taxes paid	$484,995	$484,995
Property taxes	-	-
Other taxes	-	8,763

Total State and Local (1)	$520,242	$521,833

Total Taxes	$731,539	$740,327

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager